FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2012
Financial Risk Management Disclosure [Abstract]
Schedule Of Foreign Currency Risk On Net Working Capital and Sensitivity Analysis [Table Text Block]

The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2012. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Omani rial, the Turkish Lira and Canadian dollar as identified which would have increased (decreased) the Company’s net loss by the amounts shown in the table below.

	Omani Rial	Canadian Dollar	Turkish Lira
	$	$	$
Cash	34,934	1,038,196	37,887
Prepaids and advances	18,025	4,200	229,316
Accounts payable	-	(15,678)	(10,938)
Accrued liabilities	(79,581)	-	-
Total foreign currency working capital	(26,622)	1,026,718	256,265
US$ exchange rate at December 31, 2012	2.5974	1.0051	0.5581
Total foreign currency net working capital in US$	(69,148)	1,031,954	143,022
Impact of a 10% strengthening of the US$ on net loss	$(6,915)	$103,195	$14,302

Schedule Of Fair Value Of Warrants [Table Text Block]

The fair value of warrants (note 2j) would be included in the hierarchy as follows:

December 31, 2012	Fair Value Measurements at Reporting Date Using:

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	-	-

December 31, 2011

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$263,398	-